SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

Form 8-K/A

AMENDMENT TO APPLICATION OR REPORT
Filed pursuant to Section 12, 13, or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934

BIOMET, INC.
(Exact name of registrant as specified in charter)

AMENDMENT NO. 1

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current
Report dated November 18, 1994, on Form 8-K as set forth in the pages attached hereto:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial statements of business acquired:

     (1) The following documents filed with the Commission by Kirschner Medical Corporation ("Kirschner") (File No. 0-14053) pursuant to the Exchange Act are incorporated by reference in this Form 8-K/A:

          (i) The Annual Report of Kirschner on Form 10-K for the year ended December 31, 1993 and

         (ii) The Quarterly Reports of Kirschner on Form 10-Q for the quarters ended March 31 and June 30, 1994.

     (2)  The following information is included with this report.

          (i) Unaudited financial statements of Kirschner as of September 30, 1994 and for the nine months ended September 30, 1994 and 1993.

(b)  Pro forma financial information:

     (1) The following information filed with the Commission by Biomet, Inc. ("Biomet") on September 28, 1994, is incorporated by reference herein from the Form S-4 Registation Statement No. 33-55483:

          (i) Pro Forma Condensed Consolidated Financial Statements of Biomet, Inc:

               - Pro Forma Condensed Consolidated Balance Sheet as of
                 May 31, 1994;

               - Pro Forma Condensed Consolidated Statement of Income for
                 the year ended May 31, 1994; and

               - Notes to Pro Forma Condensed Consolidated Financial Statements.

     (2)  The following information is included with this report:

          (i) Pro Forma Condensed Consolidated Financial Statements of Biomet, Inc.:

               - Pro Forma Condensed Consolidated Balance Sheet as of
                 August 31, 1994;

               - Pro Forma Condensed Consolidated Statement of Income for
                 the three months ended August 31, 1994; and

               - Notes to Pro Forma Condensed Consolidated Financial Statements.

(c)  Exhibits.

     (1)  See Index of Exhibits.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

BIOMET, INC.

By:   /s/ Gregory D. Hartman
      -----------------------
      Gregory D. Hartman,
      Vice President, Finance

Date: January 13, 1995
      ----------------


                        KIRSCHNER MEDICAL CORPORATION
                         CONSOLIDATED BALANCE SHEETS
                      (in thousands, except share data)

                                                            September 30,
                                                                1994
                                                             (UNAUDITED)
                          ASSETS

Current assets:
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    632
Accounts receivable. . . . . . . . . . . . . . . . . . . .       18,866
Inventories. . . . . . . . . . . . . . . . . . . . . . . .       19,052
Prepaid expenses . . . . . . . . . . . . . . . . . . . . .          755
                                                                -------
   Total current assets. . . . . . . . . . . . . . . . . .       39,305
                                                                -------
Property, plant and equipment:
Property, plant and equipment, at cost . . . . . . . . . .       18,741
Less accumulated depreciation and amortization . . . . . .      (10,227)
                                                                 ------
   Property, plant and equipment, net. . . . . . . . . . .        8,514
                                                                 ------
Intangible assets, net . . . . . . . . . . . . . . . . . .        6,717
Other assets . . . . . . . . . . . . . . . . . . . . . . .          837
                                                                 ------
   Total assets. . . . . . . . . . . . . . . . . . . . . .     $ 55,373
                                                                 ======
            LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Short-term debt. . . . . . . . . . . . . . . . . . . . . .     $  2,327
Current portion of long-term debt. . . . . . . . . . . . .        4,074
Current portion of capital lease obligations . . . . . . .          224
Accounts payable . . . . . . . . . . . . . . . . . . . . .        3,246
Accrued commissions. . . . . . . . . . . . . . . . . . . .        2,234
Biomet earnest money deposit . . . . . . . . . . . . . . .        2,000
Accrued liabilities. . . . . . . . . . . . . . . . . . . .        4,956
Income taxes payable, including deferred income
  taxes of $745 in 1994. . . . . . . . . . . . . . . . . .        1,018
                                                                 ------
   Total current liabilities . . . . . . . . . . . . . . .       20,079

Long-term liabilities:
Long-term debt . . . . . . . . . . . . . . . . . . . . . .        8,058
Capital lease obligations. . . . . . . . . . . . . . . . .        1,166
Other. . . . . . . . . . . . . . . . . . . . . . . . . . .           14
Deferred income taxes. . . . . . . . . . . . . . . . . . .          284
                                                                 ------
   Total liabilities                                             29,601
                                                                 ------
Shareholders' equity:
Preferred stock, no par value; authorized
  200,000 shares; none issued. . . . . . . . . . . . . . .            -
Common stock, $.10 par value; authorized
  10,000,000 shares; issued and outstanding 3,607,730
  shares at September 30, 1994 . . . . . . . . . . . . . .          361
Additional paid-in capital . . . . . . . . . . . . . . . .       38,362
Less:  unearned compensation . . . . . . . . . . . . . . .       (1,035)
Cumulative foreign currency translation adjustments. . . .         (483)
Accumulated deficit. . . . . . . . . . . . . . . . . . . .      (11,433)
                                                                 ------
   Total shareholders' equity. . . . . . . . . . . . . . .       25,772
                                                                 ------
   Total liabilities and shareholders' equity. . . . . . .     $ 55,373
                                                                 ======

                                  KIRSCHNER MEDICAL CORPORATION
                                CONSOLIDATED STATEMENTS OF INCOME
                                           (UNAUDITED)
                              (in thousands, except per share data)



                                                Nine months ended September 30,
                                                       1994           1993
                                                       ----           ----
Revenues . . . . . . . . . . . . . . . .             $49,440        $55,060
Cost of sales. . . . . . . . . . . . . .              20,884         23,992
                                                      ------         ------
Gross profit . . . . . . . . . . . . . .              28,556         31,068
                                                      ------         ------
Operating expenses:
Selling. . . . . . . . . . . . . . . . .              16,532         18,149
Administrative . . . . . . . . . . . . .               7,718          7,025
Research and development . . . . . . . .               1,190          1,703
                                                      ------         ------
   Total operating expenses. . . . . . .              25,440         26,877
                                                      ------         ------
Operating profit . . . . . . . . . . . .               3,116          4,191
Net interest expense and other . . . . .               1,535          2,690
                                                      ------         ------
Income from continuing operations
  before income tax provision and
  extraordinary item . . . . . . . . . .               1,581          1,501

Provision for income taxes . . . . . . .                 501            348
                                                      ------         ------
Income from continuing operations
  before extraordinary item. . . . . . .               1,080          1,153

Loss from discontinued operations. . .                  (157)            --
                                                      ------         ------
Income before extraordinary item . . . .                 923          1,153

Extraordinary item . . . . . . . . . . .                   -          2,395
                                                      ------         ------
Net income . . . . . . . . . . . . . . .             $   923        $ 3,548
                                                      ======         ======
Earnings per share:
Income from continuing operations. . . .             $   .30        $   .34
Income before extraordinary item . . . .             $   .26        $   .34
Net income . . . . . . . . . . . . . . .             $   .26        $  1.05
Weighted average common and common
  equivalent shares outstanding. . . . .               3,591          3,383


                                  KIRSCHNER MEDICAL CORPORATION
                              CONSOLIDATED STATEMENTS OF CASH FLOWS
                                           (UNAUDITED)
                                         (in thousands)

                                                Nine months ended September 30,
                                                       1994           1993
                                                       ----           ----
Cash flows from operating activities:
Net income . . . . . . . . . . . . . . . . . . . .  $   923         $3,548
Adjustments to reconcile net income
  to net cash provided by operating
  activities:
    Loss from discontinued operations. . . . . . .      157             --
    Depreciation . . . . . . . . . . . . . . . . .    1,167          1,214
    Amortization . . . . . . . . . . . . . . . . .      468            443
    Provision for deferred income taxes. . . . . .       --            (79)
    Extraordinary gain on extinguishment of debt .       --         (2,730)
    Loss on sale of assets . . . . . . . . . . . .       10              9
    Changes in certain assets and liabilities:
      Accounts receivable. . . . . . . . . . . . .      404           (362)
      Inventories. . . . . . . . . . . . . . . . .       99          3,789
      Prepaid expenses and other assets. . . . . .     (129)           (81)
      Accounts payable and accrued liabilities . .      154         (1,293)
      Income taxes payable . . . . . . . . . . . .      153            110
    Net cash used for operating activities of
      discontinued operations. . . . . . . . . . .     (304)            --
                                                      -----          -----
  Net cash provided by operating activities. . . .    3,102          4,568
                                                      -----          -----
Cash flows from investing activities:
Net proceeds from sale of discontinued operations.    1,937             --
Capital expenditures . . . . . . . . . . . . . . .     (907)          (620)
Proceeds from sale of property and equipment . . .       81             --
Other. . . . . . . . . . . . . . . . . . . . . . .      (28)            66
                                                      -----          -----
  Net cash provided by (used in) investing
    activities . . . . . . . . . . . . . . . . . .    1,083           (554)
                                                      -----          -----
Cash flows from financing activities:
Net repayments of short-term debt. . . . . . . . .     (813)        (3,054)
Net repayments under revolving credit facilities .   (3,459)          (535)
Proceeds from new revolving credit facility. . . .    5,159             --
Repayment of previous revolving credit facility. .   (3,023)            --
Proceeds from long-term debt . . . . . . . . . . .    5,216          2,214
Repayment of long-term debt. . . . . . . . . . . .   (9,420)        (2,618)
Principal payments under capital lease obligations     (273)          (293)
Earnest money deposit payable. . . . . . . . . . .    2,000             --
proceeds from issuance on common stock . . . . . .       --            385
                                                      -----          -----
  Net cash used for financing activities . . . . .   (4,613)        (3,901)
                                                      -----          -----
Net effect of exchange rate changes on cash. . . .       55            (12)
                                                      -----          -----
Net increase (decrease) in cash. . . . . . . . . .     (373)           101
Cash at beginning of period. . . . . . . . . . . .    1,005            990
                                                      -----          -----
Cash at end of period. . . . . . . . . . . . . . .  $   632        $ 1,091
                                                      =====          =====


                         BIOMET, INC.

      PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


     The following unaudited pro forma condensed consolidated financial statements (the "Pro Forma Statements"), are required by the rules of the Securities and Exchange Commission and are provided for comparative purposes only. The Pro Forma Statements should not necessarily be considered indicative of the results which would have been or will be achieved since they are based on historical rather than prospective information and include certain assumptions which are subject to change.

     The Pro Forma Statements illustrate the effect of the transactions between Biomet and Kirschner, and are based on historical financial statements of Biomet as of and for the three-month period ended August 31, 1994 and on historical financial statements of Kirschner as of and for the three-month period ended June 30, 1994. These statements reflect how Biomet's consolidated balance sheet might have appeared if the transactions had occurred on August 31, 1994 and how Biomet's consolidated statement of income might have appeared if the transactions had occurred at the beginning of the three-month period ended August 31, 1994. Biomet will account for the acquisition of Kirschner using the purchase method.

     The Pro Forma Statements are unaudited and should be read in conjunction with the accompanying notes thereto and with Biomet's and Kirschner's historical financial statements and related notes. The pro forma purchase adjustments are based on assumptions and estimates made specifically for the purpose of preparing these Pro Forma Statements. The final purchase adjustments to the accounts of Kirschner may vary, based upon changes in estimated values resulting from final reports of independent appraisals and other factors impacting the net assets of Kirschner. In the opinion of Biomet's management, these Pro Forma Statements are reasonable under the circumstances.


                         BIOMET, INC. AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
                             as of August 31, 1994
                                 (in thousands)

                                       Historical              Pro-Forma
                                    ------------------  -----------------------
                                    Biomet   Kirschner  Adjustment Consolidated
                                    ------   --------   ---------- ------------
      ASSETS

Current assets:                                        (5)$(16,454)
Cash and cash equivalents          $ 70,113   $  1,459 (6) (14,434)  $  40,684
Short-term investments               82,630         --          --      82,630
Accounts and notes receivable, net   95,863     18,261          --     114,124
Inventories                          96,176     18,159          --     114,335
                                                        (1)  6,400
Prepaid expenses and other           15,481        767  (3)    570      23,218
                                   --------    -------     -------    --------
Total current assets                360,263     38,646     (23,918)    374,991

Property, plant and equipment, net   51,304      8,682          --      59,986
                                                        (5) 32,700
                                                        (7) (2,500)
Investment in and
  advance to Kirschner                8,700         --  (8)(38,900)         --
Investment in and
  advances to affiliates              1,138         --          --       1,138
Other assets                          1,965      2,029          --       3,994
Intangible assets, net                9,161        583          --       9,744
Excess acquisition costs over fair                      (2) (6,256)
  value of acquired net assets       11,160      6,256  (4) 13,102      24,262
                                   --------   --------    --------    --------
Total assets                       $443,691   $ 56,196    $(25,772)   $474,115
                                   ========   ========    ========    ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Short-term borrowings              $  1,350    $ 1,928  (6)$(1,928)   $  1,350
                                                        (6) (1,582)
Long-term debt, current                  --      4,082  (7) (2,500)         --
Capital leases, current                  --        214  (6)   (214)         --
Accounts payable                     17,199      3,938          --      21,137
Accrued income tax                   19,449      1,086          --      20,535
Other accrued expenses               21,547      7,359  (3)  1,500      30,406
                                   --------    -------    --------    --------
Total current liabilities            59,545     18,607      (4,724)     73,428

Long-term debt and capital leases        --     10,710  (6)(10,710)         --
Other liabilities                     6,930        295          --       7,225
                                   --------    -------    --------    --------
Total liabilities                    66,475     29,612     (15,434)     80,653

Shareholders' equity:                                   (5) 16,246
Common shares                        47,506        361  (8)   (361)     63,752
Additional paid-in-capital           13,606     38,362  (8)(38,362)     13,606
Retained earnings (deficit)         316,623    (11,469) (8) 11,469     316,623
Unrealized gain on certain
  equity securities                   2,300         --          --       2,300
Cumulative translation adjustment    (2,819)      (670) (8)    670      (2,819)
                                   --------    -------    --------    --------
Total shareholders' equity          377,216     26,584     (10,338)    393,462
                                   --------    -------    --------    --------
Total liabilities and
 shareholders' equity              $443,691    $56,196    $(25,772)   $474,115
                                   ========    =======    ========    ========
The accompanying notes are part of the pro forma condensed consolidated financial statements.

                         BIOMET, INC. AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (Unaudited)
                  for the three months ended August 31, 1994
                   (in thousands, except per share amounts)


                                       Historical              Pro-Forma
                                   ------------------  ------------------------
                                   Biomet   Kirschner  Adjustments Consolidated
                                   ------   ---------  ----------- ------------
Net sales                         $ 96,226   $ 17,162      $    --    $113,388

Cost of sales                       29,805      7,210           --      37,015
                                  --------   --------      -------    --------
Gross profit                        66,421      9,952           --      76,373


Selling, general and                                   (11)    (46)
 administrative expenses            35,166      8,488  (12)    218      43,826
Research and development expense     5,215        395           --       5,610
                                  --------   --------      -------    --------
Operating income                    26,040      1,069         (172)     26,937

Other income (expense), net          1,578       (100)  (9)   (424)      1,054
Interest expense                      (187)      (643) (10)    643        (187)
                                  --------   --------      -------    --------
Income from continuing operations
 before income taxes                27,431        326           47      27,807

Provision for income taxes          10,318        153  (13)     83      10,554
                                  --------   --------      -------    --------
Income from continuing operations $ 17,113   $    173      $   (36)   $ 17,250
                                  ========   ========      =======    ========

Earnings per share
 from continuing operations          $ .15      $ .05                    $ .15
                                     =====      =====                    =====
Weighted average shares            114,377      3,463                  115,761
                                   =======      =====                  =======


The accompanying notes are part of the pro forma condensed consolidated financial statements.


NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     For purposes of the pro forma condensed consolidated balance sheet, it is assumed that the acquisition by Biomet of Kirschner occurred on August 31, 1994. For purposes of the pro forma condensed consolidated statement of income, it is assumed that the acquisition by Biomet of Kirschner occurred at the beginning of the three-month period ended August 31, 1994. Both pro forma condensed financial statements reflect, on a pro forma basis, Biomet's ownership of 100% of the issued and outstanding common shares of Kirschner. Kirschner's amounts are as of and for the three-month period ended June 30, 1994, as amounts as of and for the period ended August 31, 1994 are not practicable to determine.

                                                        (Amounts in thousands)

     Cost of acquisition:
       Purchase price of 2,922,508 shares
         representing 81% of Kirschner's
         issued and outstanding common shares                   $ 32,492

       Purchase price of 685,222 shares from
         Figgie International Inc. ("Figgie") on
         August 12, 1994, representing 19% of
         Kirschner's issued and outstanding
         common shares                                             6,200

       Estimated acquisition costs                                   208
                                                                --------
                                                                $ 38,900
                                                                ========
     Net assets acquired:
       Kirschner's shareholders' equity as of
         June 30, 1994                                          $ 26,584

       Fair value adjustments to reflect
         increase (decrease) in book value:
         (1) Deferred taxes                                        6,400
         (2) Kirschner's excess acquisition cost
             over estimated fair value of acquired
             net assets ("Goodwill")                              (6,256)
         (3) Accrued liabilities, net of deferred
             tax benefit                                            (930)
         (4) Goodwill                                             13,102
                                                                --------
                                                                $ 38,900
                                                                ========


     (1)  Adjustment to Kirschner's deferred tax valuation allowance.
     (2) Write-off of Kirschner's Goodwill which has no continuing value to Biomet.
     (3) Record liabilities incurred in the transaction but not reflected on Kirschner's consolidated balance sheet (for example, contingencies that are probable and subject to reasonable estimation), net of related tax benefit.
     (4)  Record Goodwill in Biomet's acquisition of Kirschner.
     (5) Adjustment to record Biomet's purchase for cash of 40.5% of Kirschner's issued and outstanding shares, the exchange of 40.5% of Kirschner's issued and outstanding common shares for Biomet Common Shares and the payment of estimated costs.
     (6) Reflect the repayment of Kirschner's short-term borrowings and long-term debt.
     (7)  Elimination of intercompany note receivable and payable.
     (8) Elimination of Biomet's investment in Kirschner and the related shareholders' equity.
     (9) Decrease investment income as a result of the reduction of cash and cash investments used for the acquisition and the payoff of debt.
     (10) Elimination of interest expense relating to the payoff of debt.
     (11) Elimination of amortization expense relating to Kirschner's Goodwill written off at acquisition date.
     (12) Amortization of Goodwill using the straight-line method over a 15 year period.
     (13) Income tax effect of adjustments (9) and (10), assuming an effective tax rate of 38%.


                              BIOMET, INC.
                                FORM 8-K

                            INDEX TO EXHIBITS
Exhibit Number                                              Page Number in
Assigned in                                                 Sequential
Regulation S-K                                              Numbering
Item 601            Description of Exhibit                  System
______________      ______________________                  ______________

     (1)            No Exhibit.

     (2)      2.01  Agreement and Plan of Merger by and
                    among Biomet, Inc., Biomet Acquisition
                    Corp. and Kirschner Medical Corporation.
                    (Incorporated by reference to Exhibit 2
                    to Schedule 13D filed August 20, 1994, by
                    Biomet, Inc. and Kirschner Acquisition
                    Corporation with respect to the Common
                    Stock, $0.01 par value, of Kirschner,
                    CUSIP No. 497660100.)

              2.02 First Amendment to Agreement and Plan of Merger by and among Biomet, Inc., Biomet Acquisition Corp., Kirschner Acquisition Corp. and Kirschner Medical Corporation. (Incorporated by reference to Exhibit 2.02 to Biomet's Amendment No. 1 to Form S-4, Registration No. 33-55483.)

     (4)            No Exhibit.

    (16)            No Exhibit.

    (17)            No Exhibit.

    (20)            No Exhibit.

    (23)            No Exhibit.

    (24)            No Exhibit.

    (27)            No Exhibit.